UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 5, 2023

FOUR CORNERS PROPERTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-37538

Maryland	47-4456296
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

591 Redwood Highway, Suite 3215, Mill Valley, California 94941

(Address of principal executive offices, including zip code)

(415) 965-8030

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FCPT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure

On June 5, 2023, Four Corners Property Trust, Inc. (the “Company”) issued a press release announcing the transaction as described under Item 8.01 below. A copy of the press release is furnished hereto as Exhibit 99.1. The related investor presentation is furnished hereto as Exhibit 99.2.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1 and Exhibit 99.2) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed to be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

On June 5, 2023, Four Corners Property Trust, Inc. (the “Company”) and its subsidiary, Four Corners Operating Partnership, LP (the “Operating Partnership”), entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with various purchasers named therein (the “Purchasers”) in connection with a private placement of senior unsecured notes. Under the Note Purchase Agreement, the Operating Partnership will sell to the Purchasers $100,000,000 of senior unsecured notes with a ten-year term funding on July 12, 2023 and maturing on July 12, 2033, and priced at a fixed interest rate of 6.44% (“Notes”). The closing and funding of the Notes are subject to customary closing conditions. In connection with the offering of the Notes, the Company terminated interest rate swaps entered into previously to hedge the interest rate of this offering resulting in a $8,100,000 gain to the Company and a 5.39% yield to maturity including these gains. The gain will be amortized straight line over the life of the Notes and effectively makes the Note’s all-in interest rate, after amortizing the gain, 5.63%.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release dated June 5, 2023.

99.2	Investor Presentation of Four Corners Property Trust, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUR CORNERS PROPERTY TRUST, INC.

By:	/s/ James L. Brat
James L. Brat
Chief Operations Officer, General Counsel and Secretary

Date: June 5, 2023